UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy #350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2019, we entered into a third amended and restated credit agreement (the “Third Restated Credit Agreement”) with Wells Fargo Bank, National Association, as agent and lender, amending and restating the terms of the Second Amended and Restated Credit Agreement dated as of March 29, 2018.

The Third Restated Credit Agreement provides for $20,000,000 in term loans and a $10,000,000 revolver.

The Third Restated Credit Agreement amends the applicable margin rates for determining the interest rate payable on the loans as follows:

Leverage Ratio	Applicable Margin Relative to Base Rate Loans	Applicable Margin Relative to LIBOR Rate Loans
< 2.00:1.00	2.25% percentage points	3.25% percentage points
≤ 3.00:1.00, and ≥ 2.00:1.00	2.75% percentage points	3.75% percentage points
≥ 3.00:1.00	3.25% percentage points	4.25% percentage points

The outstanding principal amount of the term loan is payable as follows:

•	$125,000 beginning on March 31, 2020 and the last day of each fiscal quarter thereafter through and including December 31, 2021; and

•	$250,000 beginning on March 31, 2022 and the last day of each fiscal quarter thereafter.

The outstanding principal balance and all accrued and unpaid interest on the term loans is due on December 31, 2024.

The Third Restated Credit Agreement also:

•	adds a covenant that requires that we achieve EBITDA of at least $3,750,000 at March 31, 2020, $4,850,000 at June 30, 2020 and $5,950,000 at September 30, 2020, which covenant is in lieu of a leverage covenant calculated at March 31, 2020, June 30, 2020 and September 30, 2020;

•	amends our leverage ratio covenant to decrease the maximum ratio to 3.50:1.00 at December 31, 2020, 3.25:1.00 at March 31, 2021 and June 30, 2021 and 2.50:1.00 at September 30, 2021 and each quarter-end thereafter; and

•	amends our fixed charge coverage ratio to be no less than 1.00:1.00 at March 31, 2020, and each quarter end thereafter through and including December 31, 2021, 1.50:1.00 at March 31, 2022, 1.60:1.00 at June 30, 2022, and 2.00:1:00 at September 30, 2022 and each quarter end thereafter.

The foregoing description of the Third Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Restated Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated Credit Agreement, dated as of December 31, 2019, by the lenders identified on the signature pages thereto, Wells Fargo Bank, National Association, as administrative agent, and Asure Software, Inc.*

*	Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Asure agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: January 3, 2020	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer